Note 7 - Share Capital (Tables)	6 Months Ended
Jun. 30, 2018
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	Three months ended June 30,		Six months ended June 30,
(in thousands)	2018	2017	2018	2017

Net loss	$(10,262)	$(2,441)	$(17,076)	$(5,733)
Weighted-average common shares – basic and diluted	33,950	21,309	30,744	19,375
Net loss per share – basic and diluted	$(0.30)	$(0.11)	$(0.56)	$(0.30)